SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549




                                 FORM 8-K



                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  June 17, 1998



                                PAGES, INC.
 ________________________________________________________________________

                      Commission File Number 0-107475

     Incorporated - Delaware      IRS Identification Number 34-1297143




           801 94th Avenue North, St. Petersburg, Florida  37702



     Registrant's telephone number, including area code (813) 578-3300

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Item 5.   OTHER EVENTS

On Wednesday, June 17, 1998, the Company announced that, as part of its continuing cost reduction initiative, the position of Senior Vice President, held by William L. Clarke, had been eliminated. The Company thanked Mr. Clarke for his tireless service, which included serving as President of Pages Book Fairs, Inc., a wholly owned subsidiary of the Company. S. Robert Davis, President and Chairman of Pages, Inc., will assume Mr. Clarke's duties.


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                                SIGNATURES


      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 17, 1998          Pages, Inc.
       -------------------    ------------------------
                              (Registrant)



                              By: /s/ Steven L. Canan
                              -----------------------
                              Vice President, Treasurer
                              and Chief Financial Offer
                              (Principal Financial Officer
                              and Accounting Officer)